Exhibit 99.7

GUARANTY AGREEMENT

THIS GUARANTY ("Agreement") is made and entered into as of the 22nd day of February, 2010, by Lightning Gaming, Inc. a Nevada corporation (the "Guarantor") in favor of The Co-Investment Fund II, L.P. (the "Lenders' Agent") on behalf of the Co-Investment Fund II, L.P. and Stewart J. Greenebaum, LLC (collectively, the "Lenders" and individually a "Lender").

WITNESSETH:

WHEREAS, the Guarantor is the owner of all of the issued and outstanding capital stock of Lightning Poker, Inc., a Pennsylvania corporation (the "Company"); and

WHEREAS, pursuant to a Loan Agreement of even date herewith, the Lenders have agreed to loan the aggregate principal amount of $2,000,000 to the Company (the "Loans"), which loans are evidenced by Promissory Notes of even date herewith (the "Notes"); and

WHEREAS, it is a condition to the making of the Loans by the Lenders that the Guarantor guarantees the Loans; and

WHEREAS, the Guarantor will benefit from the indebtedness provided by the Lenders to the Company, and desires to guarantee the Loans and any and all obligations thereunder (the "Obligations").

NOW THEREFORE, for and in consideration of the Obligations and other good and valuable considerations paid by Lenders to the Company, the receipt and legal sufficiency of which are hereby acknowledged by the Guarantor, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

ARTICLE I

Section 1.1.                      The Guarantor represents and warrants to the Lenders that:

(a)           Neither the execution and delivery of this Agreement, or any other instrument or document to which the Guarantor is a party, the consummation of the transactions herein or therein contemplated nor compliance with the terms and provisions hereof or thereof will conflict with or result in a breach of any of the terms, conditions or provisions of any law or of any regulation, order, writ, injunction or decree of any court or governmental instrumentality or of any agreement or instrument to which the Guarantor is a party or by which the Guarantor is bound or to which the Guarantor is subject, or constitute a default thereunder or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property of the Guarantor pursuant to the terms of any such agreement or instrument.

(b)           The Guarantor is not a party to any contract, agreement, claim, suit or litigation which materially and adversely affects the Guarantor's property, assets or financial conditions.

(c)           This Agreement is a valid and legally binding agreement of the Guarantor and is enforceable against the Guarantor in accordance with its terms.

(d)           The Guarantor has had an opportunity to review and approves of the Loans.

(e)           The Guarantor has the full power, authority and legal right to execute, deliver and perform this Agreement.

ARTICLE II

Section 2.1.                      Without limitation or restriction upon any of the other covenants of the Guarantor in this Agreement, the Guarantor hereby, (a) unconditionally guarantees and become surety for the due and punctual payment of the Obligations and every part thereof as and when due, whether at stated maturity, by acceleration or otherwise, in accordance with the terms of the Notes, (b) covenants with the Lenders to pay punctually the Obligations stated in (a) above in United States currency as and when the same become payable, and to pay all reasonable expenses which may be incurred by the Lenders in their efforts, required or otherwise, to collect and/or enforce performance of any or all of such Obligations or in enforcing any right hereunder, and (c) unconditionally guarantees and becomes surety for the performance and discharge of all obligations of the Company under the Notes.

ARTICLE III

Section 3.1.                      The Guarantor hereby waives (a) any presentment for payment, notice of nonpayment, demand, protest, or notice of acceptance of this Agreement and (b) any notice or notices of any matters described or referred to in the next succeeding paragraph hereof.

Section 3.2.                      The obligations of the Guarantor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to and shall not be released, discharged or in any way affected by (1) any amendment or modification of or supplement to the Notes or any other instrument or agreement made at any time in respect of the indebtedness evidenced by the Notes, (2) any exercise or nonexercise of or delay in exercising any right, remedy, power or privilege under or in respect of this Agreement, the Notes, or any of the other documents in connection therewith (even if any such right, remedy, power or privilege shall be lost thereby), or any waiver, consent, indulgence or other action or inaction in respect thereof; (3) any bankruptcy, insolvency, arrangement, composition, assignment for the benefit of creditors or similar proceeding commenced by or against the Company or the Guarantor; (4) any failure to perfect or continue perfection of, or release or waiver of, any rights given to the Lenders in any property as security for the performance of the Company's obligations under the Notes; (5) any extension of time for payment of the Notes or performance of any of the obligations contained in this Agreement; (6) the genuineness, validity or enforceability of the Notes; (7) any limitation of liability of the Company or any other person other than the Guarantor; (8) any defense that may arise by reason of the failure of the Lenders to file or enforce a claim against the Company or any other person or estate in any bankruptcy or other proceeding; (9) the voluntary or involuntary liquidation, dissolution, sale of all or substantially all of the property described in the Notes, marshalling of assets and liabilities, or other similar proceeding affecting the Company or any of its assets; (10) the release of Company or of any other person, including, but not limited to, any other sureties, from performance or observance of any of the agreements, covenants, terms or conditions contained in the Notes by operation of law; or (11) any other circumstances which might otherwise constitute a legal or equitable discharge of a guarantor or surety.

Section 3.3.                      The Guarantor hereby waives any and all notice of every kind to which the Guarantor might otherwise be entitled with respect to the incurring of any further obligation or liability by the Company to the Lenders, the demand for payment or the payment of all or any obligations or liabilities of the Company to the Lenders (whether now existing or hereafter arising) or the presentment of any instrument for payment at any time in connection with any obligation or liability of the Company or the protest or nonpayment thereof.  The Guarantor hereby waives, surrenders and agrees not to claim or enforce, unless and until the Obligations are fully paid and performed, (i) any right to be subrogated in whole or in part to any right or claim of the Lenders against the Company arising under the Notes or any other collateral given to the Lenders as security for the payment or performance of the Obligations and (ii) any right to require the marshalling of any assets of the Company, which right of subrogation or marshalling might otherwise arise from any partial or full payment of the Obligations by the Guarantor.

Section 3.4.                      No set-off, claim, reduction or diminution of any obligation, or any defense of any kind or nature, which the Guarantor or the Company has or may have against the Lenders shall be available hereunder to the Guarantor against the Lenders; provided, however, that the Guarantor may assert as defenses against Lenders: (1) the full payment or performance of the Obligations, and/or (2) any defenses of the Guarantor arising under the provisions of this Agreement.

ARTICLE IV

Section 4.1.                      If any one or more of the following Events of Default shall occur and be continuing, that is to say:

(a)           Default shall be made in the payment of any Obligations when due; or

(b)           Any representation or warranty herein made by the Guarantor, or in order to induce the Lenders to enter into the Notes shall prove to have been false or misleading in any material respect as of the time made or furnished; or

(c)           The Guarantor shall default in the performance or observance of any other non-monetary covenant, condition or provision contained in this Agreement and such default in not cured within ten (10) days after written notice thereof; or

(d)           An Event of Default as defined in the Notes shall have occurred and be continuing beyond any period of grace provided with respect thereto;

then, and in any such event, the Lender's Agent shall be entitled, by written, telephonic, telegraphic or personal delivery notice to the Guarantor and the Company, to declare the outstanding Obligations of the Company and all liabilities of the Guarantor hereunder and under the Notes to be forthwith due and payable, and the same shall thereupon become immediately due and payable without presentment, demand, protest or other notice of any kind to the Guarantor, all of which are hereby expressly waived.

Section 4.2.                      If any one or more of the following Events of Default shall occur and be continuing, that is to say:

(a)           A decree or order by a court having jurisdiction shall have been entered designating the Guarantor insolvent, or approving as properly filed a petition seeking reorganization under Federal or state law, and such decree or order shall have continued undischarged or unstayed for a period of thirty (30) days; or a decree or other order of a court having jurisdiction for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Guarantor or of a substantial part of the Guarantor's property, or for the winding up or liquidation of the Guarantor’s affairs, shall have been entered, and such decree or order shall have remained in force undischarged or unstayed for a period of thirty (30) days; or

(b)           The Guarantor shall institute proceedings to be designated a voluntary debtor, or shall consent to the filing of a bankruptcy proceeding against the Guarantor, or shall file a petition or answer or consent seeking reorganization under the Federal bankruptcy laws or any other similar applicable Federal or state law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency, or shall make an assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due, or action shall be taken by the Guarantor in furtherance of any of the aforesaid purposes;

then, and in any such event, the outstanding Obligations of the Company and all liabilities of the Guarantor hereunder shall thereupon become and be immediately due and payable without presentment, demand, protest or notice of any kind to the Guarantor, all of which are hereby expressly waived.

ARTICLE V

Section 5.1.                      In addition to all liens upon and rights of set-off against moneys, securities, or other property of the Guarantor given to the Lenders by law or equity, the Lenders shall have a lien upon, security interest in and right of set-off against all moneys, securities and other property of the Guarantor now or hereafter in the possession of the Lenders, whether held for safe-keeping or otherwise.  Upon the maturity of the Obligations, whether as a result of acceleration as provided in Article IV hereof or otherwise, the Lenders shall have the right, in addition to all other rights and remedies available to them, to set off against the unpaid balance of the Obligations any funds owing by the Lenders to the Guarantor.

ARTICLE VI

Section 6.1.                      Each and every right, remedy and power hereby granted to the Lenders or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by the Lenders at any time and from time to time.

Section 6.2.                      This shall be an agreement of suretyship as well as of guaranty and the Lenders may proceed directly against the Guarantor, whenever any payment or performance required pursuant to the Obligations is not made or rendered to the Lenders without being required to proceed first against the Company or any other person or entity, or against any security for the Company's or the Guarantor’s obligations hereunder.

Section 6.3.                      If the Lenders employ counsel to enforce this Agreement by suit or otherwise, the Guarantor will reimburse the Lenders, upon demand, for all expenses incurred in connection therewith (including, without limitation, reasonable attorneys' fees), whether or not suit is actually instituted.

Section 6.4.                      Any notice, demand or request by the Lenders to the Guarantor or by the Guarantor to the Lenders shall be in writing and shall be deemed to have been duly given or made if either delivered personally or if mailed by certified mail or registered mail, postage prepaid, return receipt requested, addressed to the Lenders' Agent at Five Radnor Corporate Center, Suite 555, 100 Matsonford Road, Radnor, PA  19087 and in the case of the Guarantor, addressed to 106 Chelsea Parkway, Boothwyn, PA  19061 or in accordance with the latest unrevoked written direction from either party to the other party hereto.

Section 6.5.                      This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute but one and the same instrument.

Section 6.6.                      This Agreement constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, between the Guarantor and the Lenders' Agent with respect to the subject matter hereof.  If any clause or provision of this Agreement shall be held to be illegal or invalid by any court, the invalidity of such clause or provision shall not affect any of the remaining clauses, provisions or sections hereof, and this Agreement shall be construed and enforced as if such illegal or invalid clause or provision had not been contained herein.

Section 6.7.                      Each and every default on account of the Obligations shall give rise to a separate cause of action hereunder.

Section 6.8.                      Any waiver, consent or approval of any kind or character of any breach or default by the Guarantor under this Agreement, or any waiver of any provision or condition herein contained, shall be effective only if evidenced by a writing signed by the Guarantor and by the Lenders' Agent, and shall be effective only to the extent in such writing specifically set forth.

Section 6.9.                      The provisions of this Agreement may from time to time be modified or amended, but only by a writing signed by the Guarantor and by the Lenders' Agent.

Section 6.10.                        No delay or failure of the Lenders in exercising any right, remedy, power or privilege hereunder shall affect such right, remedy, power or privilege; nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights and remedies of the Lenders shall be cumulative and not exclusive of any rights or remedies which the Lenders would otherwise have.

Section 6.11.                        All accounting terms used in this Agreement and not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistently applied.

Section 6.12.                        All representations, warranties, covenants and agreements of the Guarantor contained herein or made in writing in connection herewith shall survive the execution and delivery of this Agreement.

Section 6.13.                      The Guarantor agrees to pay and save the Lenders' Agent harmless against liability for the payment of all out-of-pocket expenses arising in connection with this Agreement, the delivery and enforcement of the Notes and the transactions contemplated herein and therein.

Section 6.14.                      This Agreement is and shall be deemed made under, governed by and construed and enforced in accordance with the internal law of the Commonwealth of Pennsylvania, and the Guarantor hereby waives any claim that Philadelphia, PA is an inconvenient forum and any claim that any action or proceeding arising out of or relating to this Agreement and commenced in the courts of such state lacks proper venue.

Section 6.15.                      This Agreement shall be binding upon and shall inure to the benefit of the Lenders and the Guarantor and their respective personal representatives, heirs, successors and assigns, except that the Guarantor may not assign or transfer any of the Guarantor’s rights or obligations hereunder except with the prior written consent of the Lenders.

Section 6.16.                      Whenever used herein, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, intending the same to be a sealed instrument, as of the day and year first above written.

GUARANTOR:

LIGHTNING GAMING, INC.

By:        /s/ Robert Ciunci____________________
Title:     Chief Financial Officer________________

LENDERS AGENT:

The Co-Investment Fund II, L.P.
By:  Co-Invest Management II, L.P.
        its general partner

By:  Co-Invest Capital Partners, Inc.
        its general partner

By:        /s/ Brian Adamsky___________________
Title:     CFO & Treasurer____________________